UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2007

INTER-TEL (DELAWARE), INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10211	86-0220994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 449-8900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 5, 2007 Alexander Cappello, Chairman of the Board of the Company, sent a letter to Steven G. Mihaylo, an Inter-Tel director and its largest shareholder, in response to Mr. Mihaylo’s letter of April 4, 2007. A copy of the text of each letter is attached as Exhibit 99.1 and 99.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Letter to Steven G. Mihaylo, dated April 5, 2007
Exhibit 99.2	Letter from Steven G. Mihaylo, dated April 4, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inter-Tel (Delaware), Incorporated

Date: April 6, 2007	By:	/s/ Norman Stout
	Name:	Norman Stout
	Title:	Chief Executive Officer

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